                                                                   Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY
                       Allegheny Technologies Incorporated
                                OFFER TO EXCHANGE
                             ALL OF THE OUTSTANDING
                              8.375% NOTES DUE 2011

                                       FOR
                              8.375% NOTES DUE 2011
                  REGISTERED UNDER THE SECURITIES ACT OF 1933,


         This form or one substantially equivalent hereto must be used by registered holders of outstanding 8.375% Notes due 2011 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of 8.375% Notes due 2011 that have been registered under the Securities Act of 1933 (the "Registered Notes") pursuant to the exchange offer described in the Prospectus
dated             , 2002 (the "Prospectus") if the holder's Old Notes are not immediately available or if such holder cannot deliver its Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to 5:00 p.m., New York City
time, on            , 2002. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery Procedures" in the Prospectus.

                  The Exchange Agent for the Exchange Offer is:

                              The Bank of New York

  By Registered or Certified Mail:               By Hand or Overnight Courier:
     Corporate Trust Department                    Corporate Trust Department
        Reorganization Unit                           Reorganization Unit
    15 Broad Street - 16th Floor                  15 Broad Street - 16th Floor
         New York, NY 10007                            New York, NY 10007
  Attention: Santino Ginocchietti               Attention: Santino Ginocchietti

                                  By Facsimile:
                                 (212) 235-2261

                        (For Eligible Institutions Only)

                                  By Telephone:
                                 (212) 235-2358

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.


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Ladies and Gentlemen:

         The undersigned hereby tenders to Allegheny Technologies Incorporated (the "Company") the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged.


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                       DESCRIPTION OF SECURITIES TENDERED
-------------------------------------------------------------------------------------------------------------------
      Name of Tendering Holder           Name and Address of Registered         Certificate        Principal Amount
                                         Holder as it appears on the Old     Number(s) for Old       of Old Notes
                                              Notes (Please Print)             Notes Tendered          Tendered
-------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------------------------

                           PLEASE SIGN HERE

    X                                                                  X
      --------------------------------------------------------           ------------------------------------------


    X                                                                  X
      --------------------------------------------------------           ------------------------------------------


    X                                                                  X
      --------------------------------------------------------           ------------------------------------------
                          Signature(s) of Owner                                                           Date

-------------------------------------------------------------------------------------------------------------------


         Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):
         ---------------------------------------------------------------------

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------

Capacity:
           -------------------------------------------------------------------

Address(es):
             -----------------------------------------------------------------

             -----------------------------------------------------------------

             -----------------------------------------------------------------

             -----------------------------------------------------------------

/ /  The Depository Trust Company

    (Check if Old Notes will be tendered by book-entry transfer)
    Account Number:
                    ----------------------------------------------------------

             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED.

                    THE FOLLOWING GUARANTEE MUST BE COMPLETED
                              GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guaranteed, and any other documents required by the Letter of Transmittal within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.



Name of Firm:
              ------------------------------   --------------------------------
                                                  (Authorized signature)

Address:                                       Title:
         -----------------------------------          -------------------------

                                               Name:
--------------------------------------------         --------------------------
                                  (Zip Code)            (Please type or print)

                                               Date:
--------------------------------------------         --------------------------
       Area Code and Telephone Number



NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.